Associated Banc-Corp Investor Presentation FIRST QUARTER 2018 Exhibit 99.1

DISCLAIMER Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” “outlook” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference. Non-GAAP Measures This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. 1

Community, Consumer, and Business 33% Corporate and Commercial Specialty 60% RMSS2 7% 2017 Net Income by Business Segment WI 63% 151 MN 7% 20 IL 30% 42 2017 Deposits (%) And Branches OUR FRANCHISE 2 $33 billion of assets1 $23 billion of loans1 Over $1 billion of revenue1 $25 billion of deposits1 February 1, 2018 1 – Pro forma combined results of ASB and BKMU as of and for the year ended December 31, 2017 2 – Risk Management and Shared Services 3 – Affinity debit cards as a percentage of active personal checking accounts, as of December 31, 2017 − Largest bank headquartered in Wisconsin − Approximately 5,000 employees, servicing over 1 million customer accounts in 8 states and over 110 communities1 − 40%+ of active personal checking accounts are affinity related3 24% 7% 9% 2% Affinity Programs3

# ATTRACTIVE MIDWEST MARKETS

## Large Population Base With a Manufacturing and Wholesale Trade-Centric Economy

Midwest holds ~20% of the U.S. population[1] and nearly 35% of all U.S. manufacturing jobs[2]



U.S. Manufacturing Jobs
All other regions ~65%
Midwest ~35%

**Commercial and Business Lending**
ASB Loan Composition by Industry



Manufacturing & Wholesale Trade 25%

## Supporting Strong Employment Base and Healthy Consumer Credit

Several Midwestern states have unemployment rates[3] well below the national average:



2.8%
3.0%
3.1%
3.4%
3.5%
4.1%
4.7%
4.7%
4.8%
IA
WI
MN
IN
MO
U.S.
MI
OH
IL

*Dark green bars denote ASB branch states*

**Select ASB Metro Market Unemployment Rates[4]**

| | |
|---|---|
| Madison, WI........................ | 2.1% |
| Rochester, MN..................... | 2.2% |
| Wausau, WI........................ | 2.4% |
| Minneapolis – St. Paul, MN..... | 2.4% |
| Green Bay, WI..................... | 2.6% |

[1] – U.S. Census Bureau, Annual Estimates of the Resident Population, June 30, 2016 - July 31, 2017
[2] – U.S. Bureau of Labor Statistics, Manufacturing Industry Employees, seasonally adjusted, December 2017 (preliminary)
[3] – U.S. Bureau of Labor Statistics, Unemployment Rates by State, seasonally adjusted, December 2017 (preliminary)
[4] – U.S. Bureau of Labor Statistics, Unemployment Rates, Midwest Information Office, seasonally adjusted, November 2017 (preliminary)

3

2018 OUTLOOK Balance Sheet Management ▪ Pro forma mid-single digit annual average loan growth on the combined Associated and Bank Mutual portfolio ▪ Maintain Loan to Deposit ratio under 100% ▪ Stable to modestly improving year over year NIM trend Fee Businesses ▪ Improving year over year fee- based revenues ▪ Approximately $360M - $370M full year noninterest income Expense Management ▪ Approximately $820M (including $40M of restructuring costs) ▪ Continued improvement to our efficiency ratio ▪ Lower effective tax rate (20%-22%) Capital & Credit Management ▪ Continue to follow stated corporate priorities for capital deployment ▪ Provision expected to adjust with changes to risk grade, other indications of credit quality, and loan volume Our outlook reflects a stable to improving economy and the expected beneficial impact of corporate tax reform. We may adjust our outlook if, and when, we have more clarity on any one, or more, of these factors. 4

Wisconsin 31% Illinois 26% Minnesota 10% Other Midwest 13% Texas 4% Other 16% $1.6 $1.5 $1.5 $1.4 $1.3 $4.6 $4.9 $5.5 $6.2 $7.1 1 $3.7 $4.0 $4.2 $4.7 $5.0 $5.8 $6.5 $7.0 $7.4 $7.3 $15.7 $16.8 $18.3 $19.7 $20.6 2013 2014 2015 2016 2017 Commercial & Business Commercial Real Estate Residential Mortgage Home Equity & Other consumer LOAN GROWTH TRENDS ($ in billions) 5% Average Annual Loans 6% 8% 12% 1 – Approximately $5 billion of the total residential mortgage portfolio was comprised of adjustable-rate loans at year-end 2017 2 – The Wisconsin #1 Mortgage Lender designation is based on information gathered from the Home Mortgage Disclosure Act data compiled annually by the FFIEC. The results of the data were obtained through RATA Comply, November 2017. 3 – Based on outstandings as of December 31, 2017 5 2013 – 2017 CAGR -5% Commercial & Business  Core manufacturing-centric portfolio is complemented with specialty national businesses Commercial Real Estate  Well diversified by geography, property type, and borrower Consumer  Recognized as Wisconsin’s #1 mortgage lender for the 9th straight year2 Upper Midwest Focused Portfolio3 Chart excludes Bank Mutual and $0.4 billion Other consumer portfolio Growth Across the Portfolio

Checking and Savings Deposits  Represented nearly 50% of our year-end deposit base 2017 Annual Average Deposits by Segment Loan to Deposit Ratio DEPOSIT GROWTH TRENDS ($ in billions) Growing Low Cost Deposits Average Annual Deposits 6% 6% $1.8 $1.6 $1.6 $1.6 $2.0 $1.2 $1.2 $1.3 $1.4 $1.5 $7.3 $7.6 $9.2 $9.1 $9.1 $2.8 $3.0 $3.2 $3.8 $4.3 $4.2 $4.2 $4.5 $5.1 $5.0 $17.4 $17.6 $19.9 $21.0 $21.9 2013 2014 2015 2016 2017 Noninterest-bearing Demand Interest-bearing Demand Money Market Savings Time Deposits 6 11% 92% 94% 89% 92% 91% 2013 – 2017 CAGR 4% 2% 1 – Risk Management and Shared Services (“RMSS”) is primarily comprised of network deposits and institutional funding Corporate and Commercial Specialty 32% RMSS1 15% Community, Consumer, and Business 53% Money Market 39% Noninterest- bearing demand 24% Interest- bearing demand 20% Savings 7% Time Deposit 10%

Customers continue to seek more efficient ways to bank. Digital capabilities are key to meeting their rising expectations. Associated is actively enhancing its multichannel approach and expects to deploy new and enhanced consumer mobile solutions in early 2018. SHIFT TO DIGITAL CHANNELS 7 We Have an App for That Adopting a Multichannel Approach Online Banking Branch ATM Chat, Email, Text Snap Deposit Call Center Associated Mobile Banking  Snap mobile deposits and online bill pay capabilities Associated Bank HSA PLUS  Real-time transaction updates, balances, and expense tracking Associated Retire  Mobile contribution and allocation updates and balance and portfolio updates Enhanced Mobile & Online Upgrades Associated Bank Mobile & Online Banking Platform  Q1 2018 Bank Mutual Mobile & Online Banking Conversion  Mid 2018 Commercial Deposit Platform  Late 2018

8 INCREASING DISTRIBUTION EFFICIENCY LESS BRANCH CENTRIC; MORE MOBILE AND ENHANCED 24/7 ACCESS Deposits ~63% from 2007 Branches ~30% from 2007 Average Deposits per Branch ~130% from 2007 ATM transactions represent nearly 30% of all deposit and withdrawal1 activity ATM deposit transactions ~4.5x from 2012 Over 90% of our Corporate Banking customers’ deposit activity1 is executed via lockbox or remote deposit In 2017, 55% of all deposit and withdrawal activity1 occurred outside our branches Nearly 60% of consumer checking customers log in to online banking2 Mobile deposits ~21% from 2016 1 – Excludes ACH and wire transfer activity, for the year ended December 31, 2017 2 – Logged in during last 90 days, for the period ended December 31, 2017

650 700 750 800 850 2011 2012 2013 2014 2015 2016 2017 FOCUSED ON CUSTOMER EXPERIENCE 9 ROBUST AFFINITY PROGRAMS OUTSTANDING CUSTOMER SERVICE CHALLENGER PHILOSOPHY MULTI-CHANNEL INITIATIVES Customer Approach J.D. Power U.S. Retail Banking Satisfaction Study2 1 – J.D. Power 2017 Certified Contact Center ProgramSM recognition is based on successful completion of an audit and exceeding a customer satisfaction benchmark through a survey of recent servicing interactions. For more information, visit www.jdpower.com/ccc 2 – J.D. Power U.S. Retail Banking Satisfaction Study Contact Center Recognition1

71.1% 70.3% 70.0% 67.0% 66.0% 69.3% 68.5% 68.2% 65.5% 64.5% 2013 2014 2015 2016 2017 Federal Reserve Fully tax-equivalent Efficiency Ratio1 Enhanced Automation Operational Efficiencies Branch Consolidations Branch Staffing Initiatives OVERALL EXPENSE EFFICIENCY Efficiency Drivers 1 – The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the fully tax-equivalent efficiency ratio. 10 ~240 213 2.92% 2.41% 2013 2014 2015 2016 2017 Branches (period end) Noninterest Expense / Average Assets

# BANK MUTUAL UPDATE

| | |
|---|---|
| **Closing Date** | ▪ February 1, 2018 |
| **Shares Issued** | ▪ .422 fixed exchange ratio; ~19.6 million shares |
| **Expected System Conversion** | ▪ Late June / July 2018 |
| **Branch and Systems Decommissioning** | ▪ Q3 |
| **Expected Total Restructuring Costs (Q1 - Q3)** | ▪ ~$40 million<br>– Change of control and severance: ~$10 million (Q1)<br>– Merger advisors and consultants: ~$10 million (Q1)<br>– Facilities and other: ~$10 million (Q1 - Q3)<br>– Contract terminations: ~$10 million (Q1 - Q3) |
| **4Q 2018 Expected Combined Expense Run-Rate** | ▪ $190 million - $195 million |

11

# NONINTEREST EXPENSE OUTLOOK

## ($ in millions)

| | | |
|---|---|---|
| **2017 Associated noninterest expense** | | **$709M** |
| 2017 Bank Mutual noninterest expense | + | 70 |
| Whitnell incremental noninterest expense | + | ~5 |
| One-time Tax Act compensation actions | - | ~$2 |
| **2018 noninterest expense baseline** | **=** | **~$782M** |
| + ~1.0% baseline expense growth | + | ~8 |
| + $15 minimum wage impact | + | ~2 |
| – Q3 Bank Mutual cost saves (mid-quarter) at 22.5% | - | ~4 |
| – Q4 Bank Mutual cost saves (full quarter) at 45% | - | ~8 |
| **2018 pro forma total noninterest expense baseline, before restructuring costs** | **=** | **~$780M** |
| + Estimated Bank Mutual restructuring costs | + | ~40 |
| **2018 pro forma total noninterest expense, including restructuring costs** | **=** | **~$820M** |

12

Commercial & Business Lending 35% CRE Investor 16% Construction 7% Residential Mortgage 36% Home Equity & Other Consumer 6% Commercial & Business Lending 33% CRE Investor 18% Construction 7% Residential Mortgage 35% Home Equity & Other Consumer 7% Money Market 38% Noninterest- bearing demand 23% Interest- bearing demand 20% Savings 7% Time Deposit 12% Money Market 39% Noninterest- bearing demand 24% Interest- bearing demand 20% Savings 7% Time Deposit 10% Money Market 27% Noninterest- bearing demand 16% Interest- bearing demand 13% Savings 13% Time Deposit 31% Commercial & Business Lending 17% CRE Investor 43% Construction 8% Residential Mortgage 23% Home Equity & Other Consumer 9% PRO FORMA LOANS & DEPOSITS Note: Total Loans and Total Deposits are as of December 31, 2017; Yield on Loans and Cost of Deposits are for the full year 2017 1 – Cost of deposits includes interest-bearing deposits only Lo an s D ep os its Associated Bank Mutual Pro Forma Associated Bank Mutual Pro Forma 13 Total Loans = $20.8bn Yield on Loans = 3.66% Total Loans = $2.0bn Yield on Loans = 4.01% Total Loans = $22.8bn Yield on Loans = 3.69% Total Deposits = $22.8bn Cost of Deposits1 = 0.56% Total Deposits = $1.9bn Cost of Deposits1 = 0.44% Total Deposits = $24.7bn Cost of Deposits1 = 0.55%

NET INTEREST MARGIN OUTLOOK 14 4Q 2017 Run-Rate 2.79% + Expected benefit of 3 Fed rate increases + 3-6 bps + Expected benefit of Bank Mutual's higher loan yields + 3 bps Pro forma run-rate before tax adjustments 2.85%-2.88% – Fully tax-equivalent adjustments on municipal securities and loans - 3-4 bps Net 2018 projected net interest margin range '= 2.82%-2.85%

$138 $154 $155 $149 $155 $234 $236 $250 $261 $294 $358 $366 $370 $402 $459 $729 $756 $774 $812 $908 2013 2014 2015 2016 2017 Investment and Other Retail Commercial REPRICING DYNAMICS OF EARNING ASSETS ($ in millions) 15 Interest Income Commercial Residential Mortgage Investments and Other 2.59% 2.59% 2.45% 2.34% 2.42% 3.76% 3.49% 3.29% 3.32% 3.76% 3.58% 3.47% 3.29% 3.17% 3.23% 2013 2014 2015 2016 2017 Average Yield 91% 8% % Repricing1 in next 12mo. 1 – Repricing, resetting, or maturing balances as a percentage of year-end 2017 balances

Funding Organic Growth Paying a Competitive Dividend Non-Organic Growth Opportunities Share Repurchases $15.7 $16.8 $18.3 $19.7 $20.6 2013 2014 2015 2016 2017 CAPITAL PRIORITIES 16 $0.33 $0.37 $0.41 $0.45 $0.50 2013 2014 2015 2016 2017 11% CAGR 7% CAGR Annual Average Loans; ($ in billions) Full Year Declared Dividends February 2015 $60 $180 $439 $532 $552 $589 2012 2013 2014 2015 2016 2017 Cumulative Common Share Repurchases ($ in millions) February 2018 October 2017 Completed 1 2 3 4

$1.42 $1.26 $0.10 2016 2017 Per Share Data Dividends Shareholder Gain Return on Average Common Equity Return on average tangible equity2 $0.12 $0.15 Q1 2017 Q1 2018 EXPANDING BOTTOM LINE 17 As of December 31, 2017 Growing Shareholder Wealth +25% YoY 10.1% 10.9% Return on average common equity $100.0 $140.0 $180.0 $220.0 2012 2013 2014 2015 2016 2017 Associated Banc-Corp S&P 500 Index S&P 400 Regional Banks Sub-Industry Index Expenses related to the Tax Act GAAP Earnings per share $1.521 1 – Earnings per share, excluding expenses related to the Tax Act is a non-GAAP financial measure. Refer to the appendix for a reconciliation of non-GAAP measures. 2 – Return on average tangible equity is a non-GAAP financial measure. Refer to the appendix for a reconciliation of non-GAAP measures. 6.6% 7.3% 2016 2017 45% 114% Three Years Five Years

LINE OF BUSINESS PROFILES

12.4% 12.9% Corporate and Commercial Specialty Community, Consumer, and Business Return on Average Allocated Capital BALANCED BUSINESS SEGMENTS 19 Community, Consumer, and Business Corporate and Commercial Specialty $409 $628 Corporate and Commercial Specialty Community, Consumer, and Business Net Interest Income and Noninterest Income $ millions $17.8 $21.2 Corporate and Commercial Specialty Community, Consumer, and Business Average Loans and Deposits $ billions  Corporate Banking  Commercial Real Estate  Consumer and Business Banking  Community Markets  Private Client and Institutional Services For the year ended December 31, 2017

# CORPORATE BANKING

## CORPORATE AND COMMERCIAL SPECIALTY SEGMENT

### Business Units

| Corporate Lending | Specialized Lending Verticals | Commercial Deposits and Treasury Management | Capital Markets |
|---|---|---|---|

### Overview

- $12.0 billion in average loans and deposits
- 10 offices across 6 states
- ~270 colleagues

### Creative, relationship-oriented teams build loyal, long-lasting client relationships

- **Corporate Lending** serves large and complex customers, including **Specialized Industries**
- **Commercial Deposits and Treasury Management** and **Capital Markets** provide solutions focused on customer needs and supported by high-touch, in-market service

### 2017 Highlights

- Grew net income after tax by 7.9% from 2016
- Increased agented transactions resulting in 14.7% growth of Syndication Fees
- Enhanced Treasury Management product offering with PEP+ and rolled out relationship management and profitability tools across Commercial Banking groups

**Commercial and Business Lending[1]**
Loan Composition by Industry



Power & Utilities 14%
Real Estate 12%
Oil & Gas 8%
Finance & Insurance 12%
Health Care and Soc. Assist. 5%
Retail Trade 4%
Profsnl, Scientific, and Tech Svs 4%
Rental and leasing Services 3%
Construction 3%
Other 10%
Manufacturing & Wholesale Trade 25%

[1] – Total commercial and business lending loan outstandings as of December 31, 2017

20

# COMMERCIAL REAL ESTATE

## CORPORATE AND COMMERCIAL SPECIALTY SEGMENT

**Business Units**

| CRE Lending | Real Estate Investment Trusts | CRE Syndications | CRE Tax Credits |
|---|---|---|---|

**Overview**

- $5.7 billion in average loans and deposits
- 11 offices across 8 states
- ~110 colleagues

**Local experienced teams create custom real estate financing solutions**

- Term, acquisition, construction and interim-bridge financing
- Deposit and cash management solutions
- Specialized financial services including loan syndications and interest rate risk management

**2017 Highlights**

- Closed ~ $2 billion of new loan commitments
- Average deposits grew over 20% from 2016
- Year over year core fee income grew 9%

**Commercial Real Estate[1]**
Loan Composition by Property Type



Retail 22%
Office / Mixed Use 20%
Industrial 10%
1-4 Family Construction 9%
Hotel / Motel 5%
Other 4%
Multi-Family 30%

[1] – Total commercial real estate lending loan outstandings as of December 31, 2017

21

# CONSUMER AND BUSINESS BANKING

## COMMUNITY, CONSUMER, AND BUSINESS SEGMENT

**Business Units Serving Metro Markets**

| Branch Banking | Business Banking | Residential Lending | Payments and Direct Channels |
|---|---|---|---|

**Overview**

- $14.9 billion in average loans and deposits
- 154 branches
- ~1,750 colleagues

### Full range services for individuals and small businesses

- **Retail Banking** provides best-in-class customer experience across branches and digital channels
- **Residential Lending** offers residential mortgages and home equity lines through direct and third party channels
- **Business Banking** provides solutions to businesses with $5 million or less in annual revenue

### 2017 Highlights

- Continued improvement in customer satisfaction scores; ahead of Midwest mid-sized peers
- Originated $3.6 billion in mortgages; Wisconsin's #1 mortgage lender for 9th straight year
- Continued strong online and digital payments adoption
- Launched new HSA platform; Top 20 provider nationally



Mobile Deposits
% of total consumer deposits
6%
13%
16%
19%
Launched mobile deposit technology
Q414
Q415
Q416
Q417

22

COMMUNITY MARKETS COMMUNITY, CONSUMER, AND BUSINESS SEGMENT 23 Localized approach ensures the customer experience is at the forefront of decisions and actions  Virtual community banks with our full suite of financial and risk management solutions in midsize markets  Community market presidents are positioned as active community partners and financial leaders  Strategy is intended to build on our strong deposit market share in select midsize markets  Increased residential loan officers for optimized geographical coverage 2017 Highlights  Best-in-class retail banking satisfaction scores  Growing Private Banking prominence  Improving residential mortgage production  Continuing deposit growth  $3.8 billion in average loans and deposits  59 branches  ~410 colleagues Rochester La Crosse Peoria Southern Illinois Northern Wisconsin Branch Banking Commercial & Business Banking Residential Lending Private Banking Business Units Serving Midsize Markets Rockford Eau Claire Central Wisconsin Overview

# PRIVATE CLIENT AND INSTITUTIONAL SERVICES

## COMMUNITY, CONSUMER, AND BUSINESS SEGMENT

### Business Units

| | | |
|---|---|---|
| Private Banking | Personal Trust | Asset Management |
| Retirement Plan Services | Associated Benefits and Risk Consulting | Associated Investment Services |

### Overview

- $2.5 billion in average loans and deposits
- $10.6 billion AUM
- ~710 colleagues

### Market-based teams are comprised of specialists

- **Private Client Services** offers a suite of services tailored to the unique needs of high-net-worth and ultra-high-net-worth clients
- **Institutional Services** works with businesses and other entities to provide strategic, customized employee benefits, retirement plan services, business insurance and HR solutions

### 2017 Highlights

- AUM grew 28% from 2016
  - Acquired Whitnell & Co ($1B AUM) to provide asset management and family office services to the ultra-high-net-worth segment
- Net income after tax grew 33% from 2016

**2017 Fee Revenues[2]**



Insurance $81
Brokerage and Annuity $20
Trust and Asset Management $50
Other[1] $2

**Assets Under Management "AUM"[2]**



$7.4
$8.0
$7.7
$8.3
$10.6
2013
2014
2015
2016
2017

[1] – Primarily other nondeposit fee income
[2] – Balances as of or for the year ended December 31, 2017

24

APPENDIX

$185 $177 $158 $128 $132 $20 $147 $77 $178 $275 $209 2013 2014 2015 2016 2017 1.7% 1.5% 1.5% 1.4% 1.3% 5.6% 5.7% 4.5% 2013 2014 2015 2016 2017 ALLL / Total Loans Oil and Gas ALLL / Oil and Gas Loans CREDIT QUALITY ($ IN MILLIONS; AT OR FOR THE YEAR ENDED) Potential Problem Loans Nonaccrual Loans 26 $39 $15 $30 $6 $14 $59 $25 $65 $39 2013 2014 2015 2016 2017 $235 $190 $178 $276 $137 $124 $75 $40 $302 $351 $177 2013 2014 2015 2016 2017 Net Charge Offs (Recoveries) Allowance to Total Loans / Oil and Gas Loans Oil and Gas Oil and Gas Oil and Gas

C&BL by Geography $7.2 billion CRE by Geography $4.8 billion Multi-Family 30% Retail5 22% Office / Mixed Use 20% Industrial 10% 1-4 Family Construction 9% Hotel / Motel 5% Other 4% Wisconsin 29% Illinois 19% Minnesota 9% Other Midwest2 24% Texas 5% Other 14% C&BL by Industry $7.2 billion Oil and Gas Lending4 $600 million CRE by Property Type $4.8 billion Manufacturing & Wholesale Trade 25% Power & Utilities 14% Real Estate 12% Oil & Gas 8% Finance & Insurance 12% Health Care and Soc. Assist. 5% 1 – Excludes $0.4 billion Other consumer portfolio 2 – Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa 3 – Principally reflects the oil and gas portfolio 4 – Based on outstanding commitments of $935 million 5 – Our largest tenant exposure is less than 5%, spread over six loans, to a national investment grade grocer South Texas & Eagle Ford 17% East Texas North Louisiana Arkansas 16% Permian 16% Rockies 16% Marcellus Utica Appalachia 9% Mid- Continent (primarily OK & KS) 9% Other (Onshore Lower 48) 6% Gulf Shallow 4% Gulf Coast 4% Bakken 3% Wisconsin 28% Illinois 15% Minnesota 7% Other Midwest2 10% Texas3 9% Other 31% LOANS STRATIFICATION OUTSTANDINGS AS OF DECEMBER 31, 2017 27 Total Loans1 Wisconsin 31% Illinois 26% Minnesota 10% Other Midwest2 13% Texas 4% Other 16%

OIL AND GAS UPDATE $446 $413 $450 $446 $483 $75 $78 $37 $39 $40 $147 $134 $114 $92 $77 $668 $625 $601 $577 $600 4Q 2016 1Q 2017 2Q 2017 3Q 2017 4Q 2017 Pass Potential Problem Loans Nonaccrual Period End Loans by Credit Quality Oil and Gas Allowance $38 $42 $33 $30 $27 5.7% 6.7% 5.4% 5.2% 4.5% 4Q 2016 1Q 2017 2Q 2017 3Q 2017 4Q 2017 ($ in millions) ($ in millions) 28 Total O&G Portfolio As of December 31, 2017 # of credits $ of commitments $ of outstandings % of total loans 56 $935 million $600 million 3% 22 39% $453 million 48% $258 million 43% 1% New Business Since January 1, 2016 Oil and Gas Allowance Oil and Gas Allowance / Oil and Gas Loans

Fair Value Composition Risk Weighting Profile $5.00 $5.59 $5.91 $6.05 $6.03 2.66% 2.63% 2.50% 2.38% 2.44% 1.00% 2.00% 3.00% 4.00% 5.00% 2013 2014 2015 2016 2017 Average Balance Average Yield 29% 30% 70% 71% 1% -1% December 2016 December 2017 HIGH QUALITY SECURITIES ($ IN BILLIONS) Investment Type Amortized Cost Fair Value Duration (Yrs) GNMA CMBS $2.09 $2.05 3.19 GNMA MBS & CMOs 2.36 2.32 4.44 Agency & Other MBS & CMOs 0.50 0.51 2.55 Asset-Backed Securities 0.14 0.15 0.18 Municipals 1.28 1.29 5.66 Other1 0.01 0.01 Strategic Portfolio $6.38 $6.33 4.07 Membership Stock 0.17 0.17 Total Portfolio $6.55 $6.49 GNMA CMBS 33% GNMA CMOs 32% GNMA MBS 5% Municipals 20% Other MBS 7% Other CMOs 1% Asset- Backed 2% Other >1% Portfolio Detail as of December 31, 2017 Portfolio and Yield Trends 0% Risk Weighted Other 20% Risk Weighted 1 – Includes Corporate, Treasury, and all other securities 29

# TAX ACT IMPACTS

## 2017 Tax Act expenses

| | |
|---|---|
| 1. Required partial write-off of deferred tax assets | ~$12 million |
| 2. Required acceleration of low income housing tax credit amortization | ~$1 million |
| 3. Previously disclosed compensation actions | ~$1 million |
| 4. Other accelerated write-offs | ~$1 million |
| **Total 2017 Tax Act related expenses** | **~$15 million** |

**~$0.10 per share**

## Corporate Effective Tax Rate Outlook

- ⇩ Lower federal statutory rate
- ⇧ Smaller net benefits from municipal, BOLI, and tax credit investments
- ⇧ Newly disallowed FDIC insurance premiums, executive compensation, meals and entertainment, parking and commuting reimbursements, and other disallowed items
- ⇧ Lower federal benefit on state taxes

**Expected 20-22% Effective Rate**

30

Efficiency Ratio 2013 2014 2015 2016 2017 Federal Reserve efficiency ratio 71.14% 70.28% 69.96% 66.95% 65.97% Fully tax-equivalent adjustment (1.45)% (1.36)% (1.41)% (1.29)% (1.28)% Other intangible amortization (0.42)% (0.39)% (0.31)% (0.20)% (0.18)% Fully tax-equivalent efficiency ratio 69.27% 68.53% 68.24% 65.46% 64.51% The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Management believes the fully tax-equivalent efficiency ratio, which adjusts net interest income for the tax-favored status of certain loans and investment securities, to be the preferred industry measurement as it enhances the comparability of net interest income arising from taxable and tax-exempt sources. RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS 31 Earnings per share, excluding expenses related to the Tax Act FY 2017 per share data GAAP earnings per share $1.42 Required partial write-off of deferred tax asset 0.08 Required acceleration of low income housing tax credit amortization <0.01 Previously disclosed compensation actions <0.01 Other accelerated write-offs <0.01 Total expenses related to the Tax Act 0.10 Earnings per share, excluding expenses related to the Tax Act $1.52 Given the passage of the Tax Cuts and Jobs Act of 2017, the Company believes the above required and reported impacts of the Tax Cuts and Jobs Act of 2017 are generally of a non-recurring nature and notably impacted the fourth quarter 2017 results. Management believes this measure is meaningful because it reflects adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share. Associated believes earnings per common share, excluding expenses related to the Tax Act provides a greater understanding of ongoing operations and enhances comparability of results with prior periods. All items are tax effected. Average Tangible Common Equity ($ in millions) 2016 2017 Average common equity $2,889 $3,013 Average goodwill and other intangible assets, net (988) (988) Average tangible common equity $1,900 $2,025